Exhibit 99.1

Fulcrum Global Partners New York City

February 9, 2005

Attending Today

Joseph D. Rupp – President and Chief Executive Officer Anthony W. Ruggiero – Exec. VP and CFO John E. Fischer – Vice President, Finance and Controller John L. McIntosh – President, Chlor Alkali Products Richard E. Koch – Vice President, Investor Relations and Public Affairs

Company Overview

Olin

Year Ending Dec. 2004 Revenue: $1,997 Pretax Inc. from Cont. Ops.: 79

Metals

Specialty Copper-Based Products and Related Engineered Materials Revenue: $1,230 Income.: $51

Chlor Alkali

North American Producer of Chlorine and Caustic Soda Revenue: $448 Income.: $ 83

Winchester

North American Producer of Ammunition

Revenue: $319 Income.: $22

All financials are for the year ending 2004 and in millions of U.S. dollars. Shown above is income before taxes from continuing operations. Additional information is available on Olin’s website www.olin.com in the Investor Relations section.

Olin Corporate Strategy

Olin Corporation Goal: Superior Shareholder Returns

TRS in Top Third S&P Mid Cap 400 ROCE Over Cost of Capital Over the Cycle

Focused Portfolio of Businesses

Improve Profitability of the Metals Business Increase the Value of and Generate Cash From Chlor Alkali Leverage Winchester’s Strengths

Global Market Leadership

#1 or #2 in the Markets We Choose to Serve Strong Technical Innovation in Metals and Winchester Increase Metal’s Worldwide Presence

Operational Excellence

A Low Cost Producer in Our Strategic Businesses Continuous Improvement in Operating Margins

Investment Highlights

Significant Operating Leverage

Chlor Alkali Selling Prices Have Improved Sequentially and Future Increases are Expected Particularly as a Result of Higher Caustic Prices A Better Economy Improved Metals Results in 2004 over 2003 Winchester Has Additional Earnings Potential from Defense Related Opportunities

Olin 2004

Sales Increased 28% vs. 2003

Metal Sales Increased Because of Stronger Shipments and Higher Copper Prices

Chlor Alkali Sales Increased Due to Higher Volumes and Selling Prices

Income from Continuing Operations was $0.74 Per Diluted Share in 2004 Compared to $0.01 in 2003

First Quarter 2005

We are Projecting Our EPS to be in $0.40 Per Diluted Share Range for 1Q05 Earnings in Chlor Alkali Expected to Increase over 4Q04 Levels Winchester and Metals Expected to Experience Seasonal Improvements over 4Q04 Levels

Chlor Alkali Products

2004 vs. 2003

Demand Was Up 6% Over 2003 Levels Price Increase Announcements for Chlorine and Caustic Over the Last 4 Quarters Substantial Profit Improvement For Full Year 2004 and Into 2005

Olin ECU Netbacks

1Q04 300 2Q04 300 3Q04 335 4Q04 410

Olin Operating Rates Expected to Be Near Capacity (ex. Planned Outages) in 2005

Olin Chlor Alkali Factors

Olin’s Electricity Costs Have Increased Over the Last Five Years, But Have Remained Well Below Natural Gas Generated Electricity Prices High Gas Prices Impacting Other Chlor Alkali Producers Have Caused Pricing Pressures for Last 2-3 Years

($ 1 / MMBTU = $25-$35 / ECU)

Olin Has Leading Capacity Share in Eastern U.S.

Total Industry Capacity

4th Overall in U.S. Capacity Largest Producer East of the Mississippi River Olin Has 1.22 Million ECU Capacity Per Year (1) A $10 / ECU Change Equates to an $12 Million Change in Pretax Income at Full Capacity, or $.11 per share @ 40% tax rate

(1) Includes Olin’s share of SunBelt joint venture

11

Bayer 2%

Mexichem 2%

Georgia Gulf 3%

Vulcan 5%

Pioneer 5%

Formosa 6%

Olin 8%

PPG 12%

Occidental 17%

Dow 32%

Other 8%

Source: CMAI Chlor Alkali Report

North America 2004 Chlorine Demand

Inorganics 6%

Others 14%

Chlorinated Inter. 9%

Vinyls 39%

Organics 26%

Pulp & Paper 1%

Water Treatment 5%

United States 92%

Mexico 3%

Canada 5%

Domestic Demand = 13.3 Million Metric Tons

Prepared exclusively for Olin

Houston

London

Singapore

Dubai

North America Chlorine Demand

%AAGR 2004-09

Vinyls -0.6

Organics 2.4

Chlorinated Inter. -0.4

Inorganics -0.1 Pulp & Paper -4.6 Water Treatment 1.4 Others 1.2

%AAGR Demand 0.6%

Million Metric Tons

15 12 9 6 3 0

99 00 01 02 03 04 05 06 07 08 09

Houston London Singapore Dubai

Prepared exclusively for Olin

North America 2004 Caustic Soda Demand

Inorganics 22%

Water Treatment 3%

Others 12%

Pulp & Paper 25%

United States 86%

Alumina 4%

Soaps/Detergents/ Textiles 10%

Organics 24%

Mexico 4%

Canada 10%

Domestic Demand = 13.5 Million Dry Metric Tons

Houston

London

Dubai

Prepared exclusively for Olin

Singapore

North America Caustic Soda Demand

Million Dry Metric Tons

%AAGR 2004-09

Pulp & Paper 1.0 Alumina -1.3 Organics 1.8

Soaps/Deterg./Textiles 0.7 Inorganics 1.2 Water Treatment 1.7 Others 1.6

%AAGR Demand 1.2%

15 12 9 6 3 0

Million Dry Metric Tons

99 00 01 02 03 04 05 06 07 08 09

Houston London Singapore Dubai

Prepared exclusively for Olin

North America Chlor Alkali Forecast

North America Chlor Alkali Capacity Reductions Since 2000

Company

Location

Short Tons as Chlorine

Dow Plaquemine, LA 385,000 Oxy Vinyls LP Deer Park, TX 382,800 Pioneer Tacoma, WA 226,600 Atofina Portland, OR 224,400 La Roche Gramercy, LA 198,000 Dow Ft. Saskatchewan 159,500 Holtra Chem Orington, ME 80,300 Cedar Chem Vicksburg, MS 49,500 Oregon Albany, OR 5,500

(Metallurgical Oremet)

OXY Delaware City, DE 80,000 Formosa Plastics Baton Rouge, LA 260,000

Total Reductions 2,051,600

North America Chlor Alkali Capacity Expansions Since 2000

Company

Location

Short Tons as Chlorine

Vulcan C-A Geismer, LA 214,500

Westlake Calvert City, KY 48,400 Oxy Muscle Shoals, AL 13,200

Oxy Delaware City, DE 4,400

Oxy Mobile, AL 4,400 SunBelt Mobile, AL 40,000 Total Additions 324,900

Reductions 2,051,600 Additions (324,900) Total Reductions 1,726,700

Source: CMAI

CMAI Estimates of ECU Prices*

(For Chlorine to Chemicals and Diaphragm Grade Caustic) $700 $600 $500 $400 $300 $200 $100 $0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

* ECU Prices Before Freight and Other Allowances

2004 Industry Highlights

Chlorine And Caustic Demand Grew 6.0% Over 2003 Levels Improving Operating Rates To Near Capacity ECU Prices Have Increased To Record Levels By Fourth Quarter Of 2004 The Chlor-alkali Business Cycle Is Approaching The Next Peak 2005/2006. The Last Cycle Peak Was 1995/1996, Some 10 Years Ago The Uncertainty Of Energy Prices Has Curtailed Capacity Increase Announcements Even Though The Industry Is Running At Capacity Transportation Issues Negatively Affected Costs

Olin Chlor Alkali Products

Products End Uses

Chlorine / Caustic Soda

Pulp & paper processing, chemical manufacturing, water purification, manufacture of vinyl chloride, bleach, swimming pool chemicals & urethane chemicals

Sodium Hydrosulfite

Paper and clay bleaching Textile dye reducing agent

Hydrochloric Acid and Sodium Hypochlorite

Industrial & institutional cleaners, textile bleaching Food Products

Potassium Hydroxide (KOH)

Fertilizer manufacturing, soaps, detergents and cleaners, battery manufacturing, food processing chemicals, deicers

Olin’s Chlor Alkali Strategy

Be the Preferred Supplier to Non-Integrated Chlor Alkali Customers Continue to Drive Cost Improvements Through Manufacturing and Logistic Optimization Continue Our Partnership Philosophy With Our Customers Significant Opportunities to Increase the Value of the Business at Modest Capital Cost Be a Strong Cash Generator and Value Enhancer to Olin Corporation

2004 Price Increase Announcements in $ per ton

Feb: Chlorine $75 Apr: Caustic $50

May: Chlorine $20; Caustic $45 July: Caustic $65 September: Chlorine $20; Caustic $45 November: Caustic $50

Total Chlorine: $115; Caustic $255

*Caustic Price Increases Shown are for Diaphragm Grade. Membrane Grade Price Increases

Were Higher.

Impact Of High Chlorine Prices On Chlor Alkali Profitability

Chlorine Buyers are Highly Concentrated Some Large Chlorine Buyers Have Contractual Caps and /or Discounts Which Dampen Impact of Price Increases at High End of Contract Range Chlorine Contracts are Multi-Year and Recognize Cycle Pricing Trends Olin Has Been Able to Increase Chlorine Selling Prices Above Our Historical Highs

Caustic Price Increases Are A Key to Higher ECU Values

Historically, Olin’s Chlor Alkali Business Has Seen Peak Earnings During Times of High Caustic Prices Caustic Customers are Smaller and More Numerous Caustic Demand Improvement Normally Lags Chlorine by Six Months Olin Sells 10% More Caustic Than Chlorine Proximity to Customers Creates a Freight Advantage

Metals

Olin is Leading Manufacturer of Copper Alloy Strip and Brass Rod in the U.S. Large Size Provides Economies of Scale and Manufacturing Efficiencies Olin Possesses Leading Technology Position Olin is the Leading Copper Based Sheet and Strip Distributor in the U.S.

Metals

Earnings Leverage as a Result of Cost Cutting and Capacity Rationalization As the Following Slides Show, 2001, 2002 and 2003 Were Well Below Historical Consumption In 2004, Demand Increased Over 2003 for Both Sheet and Rod Products by 14% and 10%, Respectively

U.S. Strip Consumption

In MM Pounds

1800 1600 1400 1200 1000 800 600 400 200 0

1998 1999 2000 2001 2002 2003 2004

U.S. Brass Rod Consumption

In MM Pounds

1200 1000 800 600 400 200 0

1998 1999 2000 2001 2002 2003 2004

2004 Metals Income Increased

vs. 2003

Sales Increased 44% From $855 Million in 2003 to $1.230 Billion in 2004

Shipment Volumes Increased 11%

Higher Copper Prices and Product Mix Accounted for 33% of Increase

Income Increased From $9 Million in 2003 to $51 Million in 2004 Shipments to Automotive Segment up 3%, Coinage up 37%, Ammunition up 25%, Electronics down 3%, Building Products up 3%

Olin First Quarter 2005 Demand Expectations

Strip Volumes are Expected to Increase 15% from 4Q04 but be 5% Below 1Q04

1Q05 below 1Q04 Due to Weakness in Automotive and Certain Electronic Market Segments.

Rod Volumes Expected to Increase 15% from 4Q04 and Up 5% from 1Q04

Continued Strength In Construction and Industrial Market Segment

Winchester Products

Products End Uses

Winchester ® sporting ammunition — shot-shells, small caliber centerfire & rimfire ammunition

Hunters & recreational shooters, law enforcement agencies

Small caliber military ammunition

Infantry and mounted weapons

Industrial products — 8 gauge loads & powder-actuated tool loads

Maintenance applications in power & concrete industries, powder-actuated tools in construction industry

Winchester

2004 vs. 2003

Sales Up 5% From $303 Million in 2003 to $319 Million in 2004 Primarily Due to Higher Commercial Demand Income Was $21.9 Million in 2004 Compared to $21.6 Million in 2003 Higher Commercial Sales Offset in Part by Increased Commodity Costs

Rimfire

To Improve Its Competitive Position, Winchester is Relocating Its Rimfire Manufacturing Operation from East Alton to Oxford, MS.

Expect New Facility to be Operational in Spring 2005

Winchester’s Military Business Is Growing

In May 2004, Winchester Began Deliveries Of 5.56MM M855 Ball Ammunition As Part Of A $18 Million Contract. Winchester Was Awarded A $6.5 Million Contract By The US Army To Produce 7.62MM M80 Ball Linked Ammunition With Deliveries Beginning In 2005 And Continuing Through A Portion Of 2006.

Winchester Potential Second Source for US Army

The Contract Is Being Competitively Bid Olin’s Winchester Division Is Bidding As Part Of The General Dynamics Team Second Source Contract Could Generate $150 Million Of Revenue Per Year According to Military Estimates Contract Award Expected in June 2005

Financial Highlights

In February, 2004 Issued $178 Million of Common Stock to Strengthen Balance Sheet and Increase Financial Flexibility $125 Million Pension Contribution Made in February 2004 Additional $43 Million Voluntary Contribution in September 2004 Repaid $27 Million of Debt in 2004 and Expected to Repay $52 Million in 2005

Financial Highlights

(continued)

2005 Pension Expense Expected to Increase by $16 Million Over 2004 Projected 2005 Effective Tax Rate of 39% Commitment to Investment Grade Credit Rating Capital Spending Levels Expected to Be in Line With Depreciation in 2005

Cap. Ex. and D&A

$100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0

76 78 7878

73

80

95

81

65

87

88

41

55

82

55

74

73 73

1997 1998 1999 2000 2001 2002 2003 2004 2005E

Capital Expenditures

D&A

Investment Rationale

Potential for Improved Performance Based On:

Higher Expected ECU Prices

Metals Results Will Depend on Demand In Key Sectors of the Economy Such as Automotive, Electronics, Coinage, Building Products, Ammunition, and Industrial Construction Winchester Participation in Increased Military Spending

Strong Financial Discipline

Commitment to Investment Grade Rating Dividend for 313 Consecutive Quarters

Yield @ $20.00 = 4%; @$25.00 = 3.2%; @$30.00 = 2.7%

Corporate Office Moves

Moved Norwalk, CT Headquarters to Clayton, MO at the End of 2004 Decision Driven By Organizational, Strategic, Economic Reasons One-time Costs of Approximately $12 Million; Annualized Savings of about $6 Million

Forward-Looking Statements

This presentation contains estimates of future performance, which are forward-looking statements and results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin’s Form 10-K for the year ended December 31, 2003 and in Olin’s Third Quarter 2004 Earnings Release. These reports are filed with the U.S. Securities and Exchange Commission.

Proud Heritage … Promising Future

The Following Slides Are Provided as Background Information and Come Primarily from Previous Presentations. These Slides May or May Not Be Used in the Presentation. In Some Cases, They Are Duplicate Slides From What Was Covered in the Above Slides.

Metals Products

Strip and Sheet

Products End Uses

Copper and Copper Alloy Sheet & Strip (standard / high performance)

Electronic connectors, lead frames, electrical components, communications, automotive, builders’ hardware, coinage, ammunition

Network of Metals Service Centers

Electronic connectors, electrical components, communications, automotive, builders’ hardware, household products

Posit-bond ® clad metal Rolled copper foil, Copperbond ® foil, stainless steel strip Copper alloy welded tube

Coinage strip & blanks

Printed circuit boards, electrical & electronic, automotive

Utility condensers, industrial heat exchangers, refrigeration & air conditioning, builders’ hardware, automotive

Fabricated products

Builders’ hardware, plumbing, automotive and ammunition components

Overview of Brass Strip Processing

Olin is the leader in each of these categories.

Scrap Metal

Virgin Material

Casting

Hot Mill

Coil Miller

Cold Rolling

Annealing/ Cleaning

Slitting

Integrated Mills (60%)

Olin

OAB PMX Revere Hussey Miller Scott Brush Wellman NGK

Imports

Reroll Mills (11%)

Olin

Heyco Wieland Scott Others

Distribution (29%)

Olin (A.J. Oster)

Copper and Brass TW Metals Others

Key Drivers – Brass Strip

Sensitive to Changes in the Economy

Changes in Demand for Specific Sectors Affect Olin Performance:

Automotive Computers Telecommunications Housing

Coinage Market Segment Is Sensitive to Swings in the Economy

Olin Brass Competitive Advantages

Largest Brass Mill in U.S. Provides Economies of Scale Outstanding Manufacturing Capabilities More Patents Than Competitors Largest Distribution Business in U.S. (A.J. Oster) High Performance Alloys and Specialty Products

Brass Strip — Mill Shipment Industry Profile

Market Segment

Base 2000

Index 2002

Index 2003

Auto Electrical 100 94 90 Computer/Telecom 100 65 53 Electrical 100 78 74 Bldg./Household 100 138 142 Other Transportation 100 36 28 Other Commercial 100 81 69 Coinage 100 40 30 Ammunition 100 106 120 Exports 100 72 69 Distribution 100 75 72 Reroll 100 63 55 Imports – Adjusted 100 64 60 Total 100 71 66

*Olin Estimates based on CDA and U.S. Gov’t Statistics

Chase Industries

Chase

Chase is a Leader in Brass Rod Competitive Advantages

Manufacturing Excellence, Low Cost, High Quality “Blue Dot” Trademark Leading Market Share Customer Service Focus

Leverage to Enhance Long-term Profitability and Return on Investment Chase has New Efficient Facilities, Future Cash Flow Potential Since Capital Already Spent

U.S. Brass Rod End Uses

Consumer & General Electrical & Electronic Transportation Industrial Machinery & Equip.

Exports

Building Products

Demand Drivers

Building Products

Housing Starts

# of Bathrooms – Home

Intensity of Use

Product Innovation

Average Age of Homes

Existing Home Sales

Low Mortgage Rates

Industrial Machinery & Equipment

GDP

Industrial Production

Transportation

US Auto Sales

Class Eight Truck Sales

Consumer & General Products / Electrical & Electronics

CPI

Consumer Spending

Key Drivers—Winchester

Supply / Demand Balance

Total U.S. Demand: 4.5 Billion Rounds With Excess U.S. Production Capacity Non-Economic Factors Primarily Drive Demand Cycle

Political / Regulatory

Political Pressure Shifting From Federal to State/local Level

Competition

Alliant TechSystems (Federal Cartridge Company/CCI) and Remington Arms Company Capacity Overhang and Imports Cause Intense Competition

Chlor Alkali Products

Chlorine and Caustic Soda Are Co-Products of Salt Electrolysis The Production of 1 Ton of Chlorine Results in 1.1 Tons of Caustic Soda Together the Two Chemicals Are Called an Electrochemical Unit “ECU” Supply / Demand Determine Pricing

Key Drivers – Chlor Alkali

Chlorine/caustic Demand Driven by General Economic Conditions PVC Is the Largest End-use Market Segment for Chlorine, and Pulp and Paper Is Largest Caustic Market Segment Manufacturing Cost Heavily Dependent on Energy (Electricity via Natural Gas) No Significant North American Net Capacity Additions Announced for Non-integrated Chlorine Buyers Reduction of Capacity (~12%) since 2000 Due to Temporary and Permanent Plant Closures

Chlor Alkali Products Competitive Advantages / Strategies

Olin’s Electricity Costs Have Increased Over Last Five Years But Are Still Favorable Versus Natural Gas Generated Electricity Olin’s Sunbelt Joint Venture Has Low Manufacturing Costs Due to Membrane Technology and Low Power Costs Olin’s Southeastern U.S. Plants Are Relatively Close to Their Caustic Customers

Chlor Alkali Products Competitive Advantages / Strategies

Focus on Being the Preferred Supplier to Merchant Chlor Alkali Customers Continue Our Partnership Philosophy With Our Customers Continue to Drive Cost Improvements Through Manufacturing and Logistics Optimization Significant Opportunities to Increase the Value of the Business at Modest Capital Cost Be a Strong Cash Generator and Value Enhancer to Olin Corporation

Why Olin’s ECU Netbacks Differ from Other Chlor Alkali Producers

Methodologies and Definitions May Differ Among Producers Degree of Chlorine Integration Across the Producers Pricing to Customers Can Vary Depending on Customer End Use and Location and Method of Shipment (Pipeline, Railcar, Truck, Barge, Terminal) Delivered Price – Freight – Sales Incentives = Netback Contractual Terms: Escalation Provisions, and Duration of Contracts. These Will Change Over Time Due to Market Conditions

Olin’s Chlor Alkali System

Olin Contracts Nearly 100% of Its Chlorine and Caustic Sales On About Two-Thirds of the Chlorine and Caustic Volumes, Prices Change Quarterly, with a Combination of Formula-based and Negotiated Pricing Many Contracts Have a One Quarter Lag in Them, Which Delays Price Increases in a Tightening Market, But Helps in a Softening Market Competitive Forces Dictate Contract Duration and Terms

Manufacturing Cost Structure

“Typical” Gulf Coast Diaphragm Plant

Nat. gas @ $2.00/mmbtu

Steam, less H2 credit 3%

Fixed Cost 43%

Other Variable 2%

Electric Power 40%

Salt 12%

Manufacturing Cost Structure

“Typical” Gulf Coast Diaphragm Plant

Nat. gas @ $5.5/mmbtu

Steam, less H2 credit 4%

Fixed Cost 30%

Other Variable 1%

Electric Power 56%

Salt 9%

Pension Plan

As of 12/31/04, Pension Plan Under-funded by Approximately $247MM After the $43MM Voluntary Contribution in September 2004 No Mandatory Contributions Expected Until 2008 In 2002, We Recorded a Pretax Charge of $360 MM ($220 MM After Tax) to Shareholders’ Equity. In 2003, an Additional Pretax Charge of $32 MM ($19.5 MM After Tax). In 2004, a Pretax Charge of $40.7 MM ($24.8 MM After Tax).

February 2004 Stock Offering

10 Million Shares of Common Stock Done Overnight on February 3, 2004 Net Proceeds: $178 Million $125 Million Contributed to Pension Plan $53 Million for General Corporate Purposes

Debt Maturities: June 2005 = $50 Million

Key Initiatives Have Increased Olin’s Financial Flexibility

Completed $200 Million Public Senior Note Offering on December 11, 2001 Closed on $160 Million Five-Year Revolving Credit Facility on July 30, 2004 Completed Common Stock Offering on March 11, 2002 Which Raised $56 Million and Lowered Olin’s Debt to Total Capital Ratio IRB Refinancing in March 2002 Provided Additional Borrowing Capability Under the Revolving Credit Agreement Issued 9.8 Million Shares of Common Stock to Acquire Chase in September 2002 In February 2004, issued 10.0 Million Shares of Common Stock to Partially Fund Pension Plan and for General Corporate Purposes Ratings of Baa3/BBB- from Moody’s/S&P

Financial Policies and Objectives

Commitment to Maximizing Total Return to Shareholders (TRS) Over the Long Run Commitment to Lower Cost Structure

Targeted Headcount Reductions Optimized Manufacturing Reduced Capital Spending

Commitment to Investment Grade Rating Commitment to Maximizing Return on Capital Continually Evaluate the Sale of Non-core Assets

Olin’s Demonstrated Shareholder Orientation

Compensation System Assures Alignment With Shareholder Interests

Long Term Incentive Plan is 100% Stock Options and Performance Shares Senior Management Compensation Highly Oriented to Stock Performance Stock Ownership Guidelines for Senior Management Board of Directors Substantially Paid in Stock

65